SUPPLEMENT DATED OCTOBER 16, 2009 TO THE
                        PROSPECTUS DATED AUGUST 21, 2009

               CLAYMORE SECURITIES DEFINED PORTFOLIOS, SERIES 613

              CLOSED-END COVERED CALL & INCOME PORTFOLIO, SERIES 16 CLOSED-END CONVERTIBLE & INCOME PORTFOLIO, SERIES 12
          CLOSED-END CORPORATE HIGH YIELD & INCOME PORTFOLIO, SERIES 13

                               FILE NO. 333-161273

   Notwithstanding anything to the contrary in the Prospectus, the second paragraph under the "General Information" section is hereby deleted and replaced with the following:

   On July 17, 2009, Claymore Group Inc., the parent of the sponsor, entered into an Agreement and Plan of Merger with Claymore Holdings, LLC and GuggClay Acquisition, Inc. (the latter two entities are wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC). On October 14, 2009, the merger closed. Pursuant to the merger, GuggClay Acquisition, Inc. merged into Claymore Group Inc., with Claymore Group Inc. surviving. Further, as a result of the merger, Claymore Holdings, LLC owns 100% of the common shares of Claymore Group Inc.

                        Please keep for future reference.